SCHEDULE OF FINANCIAL EXPENSE (INCOME), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Financial Expense Income Net
Revaluation of marketable securities to fair value	$ 47	$ (1,444)	$ 2,320
Bank interest income	(155)	(431)	(667)
Exchange rate differences	20	328	456
Other	10	9	10
Financial expense income net, total	$ (78)	$ (1,538)	$ 2,119